UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 8, 2005

CONCENTRA OPERATING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-15699	75-2822620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 1200 - West Tower Addison, Texas		75001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 8, 2005, Concentra Operating Corporation (the “Company”), Occupational Health + Rehabilitation Inc, a Delaware corporation (“OH+R”), and Brady Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”). A copy of the Merger Agreement is being filed as an Exhibit 10.23 to this report.

Pursuant to the Merger Agreement, the Company will purchase all of the outstanding common stock of OH+R and will assume its outstanding indebtedness, for an aggregate purchase price of approximately $48.6 million plus retained cash. The Company expects to complete the merger in the fourth quarter of this year, subject to the approval by OH+R’s shareholders at a specially called meeting and other customary conditions. The Company currently intends to use its unrestricted cash balances to fund the transaction.

Item 7.01. Regulation FD Disclosure.

On August 8, 2005, the Company issued a press release announcing that Concentra Operating Corporation has signed a definitive agreement to acquire Occupational Health + Rehabilitation Inc, an occupational healthcare provider based in Hingham, Massachusetts. A copy of this press release is being furnished as an Exhibit 99.1 to this report.

Limitation on Incorporation by Reference.

In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.23	Agreement and Plan of Merger, dated as of August 8, 2005, among the Company, Occupational Health + Rehabilitation Inc, a Delaware corporation, and Brady Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of the company.

99.1	Press Release of the Registrant dated August 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA OPERATING CORPORATION
(Registrant)

By:	/s/ Richard A. Parr II
Name:	Richard A. Parr II
Title:	Executive Vice President, General Counsel & Corporate Secretary

Date: August 8, 2005

INDEX TO EXHIBITS

EXHIBIT NUMBER
10.23	Agreement and Plan of Merger, dated as of August 8, 2005, among the Company, Occupational Health + Rehabilitation Inc, a Delaware corporation, and Brady Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of the company.

99.1	Press Release of the Registrant dated August 8, 2005.